SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 5, 2005
                        (Date of earliest event reported)


                              NATHAN'S FAMOUS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



     Delaware                       1-3189                     11-3166443
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(State of Incorporation)          (Commission               (I.R.S. Employer
                                  File Number)             Identification No.)


1400 Old Country Road, Westbury, New York                       11590
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number including area code  (516) 338-8500
                                                  ---------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)

ITEM 5.05. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

     (a) On August 5, 2005, the Board of Directors of the Registrant adopted an amended Code of Business Conduct that more fully incorporates the provisions of its code of ethics for its senior management into its Code of Business Conduct that applies to all of the Registrant's employees.

     A copy of the revised Code of Business Conduct is attached as exhibit 14.1 hereto.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

              Exhibit           Description
              -------           -----------

     (c)      14.1              Nathan's Famous, Inc. Code of Business Conduct

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATHAN'S FAMOUS, INC.


                                    By: /s/Ronald DeVos
                                        ---------------------------------------
                                    Ronald DeVos
                                    Vice-President Finance
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)




Dated:   August 5, 2005